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                                                                   Exhibit 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-14203, No. 333-15661, No. 333-17577 and No. 333-17575.


                                                  Arthur Andersen LLP


Vienna, Virginia
March 28, 2000